SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 25, 2003

ABN AMRO MORTGAGE CORPORATION

Multi-Class Mortgage Pass-Through Certificates
SERIES 2002-9
(Exact name of Registrant as specified in its charter)

Delaware	333-73036-11	36-3886007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 SOUTH LASALLE STREET
CHICAGO, IL  60603
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (312) 904-2000

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K relates to the distribution reports furnished to certificate holders in connection with the March 2003, April 2003 and May 2003 distribution dates and was not timely filed.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description

99.1	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for March 2003
99.2	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for April 2003
99.3	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for May 2003

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,
As Servicer under the Pooling and Servicing Agreement, on behalf of ABN AMRO Mortgage Corporation
Date: March 26, 2004	By:	/s/ Richard Careaga Richard Careaga First Vice President and Counsel (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for March 2003
99.2	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for April 2003
99.3	ABN AMRO Mortgage Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-9 Monthly Distribution Report for May 2003